UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2007

American Real Estate Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 702-4300

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
Item 8.01 - Other Events.

On August 9, 2007, American Real Estate Partners, L.P. (“AREP”) issued a press release announcing its acquisition of Carl C. Icahn’s partnership interests in the management company and general partners of the Icahn Funds, a group of private investment funds managed by Mr. Icahn. A copy of AREP’s press release is attached as Exhibit 99.1. For further description of the acquisition, please refer to Part II, Item 5 (Other Information) of our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 9, 2007.

Section 9 - Financial Statements and Exhibits
Item 9.01(d) Exhibits
Exhibit Index

99.1	Press Release dated August 9, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REAL ESTATE PARTNERS, L.P. (Registrant)

	By:	American Property Investors, Inc., its General Partner

Date: August 9, 2007	By:	/s/ Andrew R. Skobe
Andrew R. Skobe Chief Financial Officer American Property Investors, Inc., the General Partner of American Real Estate Partners, L.P.